THE PHOENIX-ENGEMANN FUNDS

       Supplement dated October 29, 1999 to Prospectus dated May 1, 1999, as supplemented September 13, 1999,
           and Statement of Additional Information dated May 1, 1999, as supplemented September 13, 1999, September 2, 1999 and July 9, 1999


         At a meeting held on October 20, 1999, shareholders of the Phoenix-Engemann Global Growth Fund voted to approve an agreement and plan of reorganization under which the Phoenix-Engemann Global Growth Fund would be combined with the Phoenix-Aberdeen Worldwide Opportunities Fund. The transactions described in said agreement and plan of reorganization were effected as of the close of business on October 22, 1999. Accordingly, the Phoenix-Engemann Global Growth Fund is no longer offered for sale.


         INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS AND
            STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.


PXP 2011GGM (10/99)